                                                                    EXHIBIT 99.2

                                  PROXIM, INC.

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

        This Common Stock and Warrant Purchase Agreement (this "Agreement") is made and entered into as of November 27, 2001, by and between Proxim, Inc., a Delaware corporation (the "Company"), and each of the purchasers listed on Exhibit A attached hereto (collectively, the "Purchasers" and individually, a "Purchaser").

                                    RECITALS

        WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock") and warrants to purchase additional shares of the Company's Common Stock on the terms and conditions set forth in this Agreement; and

        NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.     AGREEMENT TO PURCHASE AND SELL STOCK AND WARRANTS.

               (a) Authorization. The Company's Board of Directors has authorized the issuance, pursuant to the terms and conditions of this Agreement, of up to 3,643,425 shares of Common Stock (the "Purchased Shares") plus 728,682 shares of Common Stock issuable upon exercise of the warrants (the "Warrant Shares").

               (b) Agreement to Purchase and Sell Common Stock. Subject to the terms and conditions of this Agreement, each Purchaser severally agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing (as defined below), that number of Purchased Shares set forth opposite such Purchaser's name on Exhibit A attached hereto. The purchase price of each Purchased Share (the "Per Share Price") shall be eight dollars and twenty-three and four-tenths cents ($8.234).

               (c) Agreement to Purchase and Sell Warrants. Subject to the terms and conditions of this Agreement, each Purchaser severally agrees to purchase, and the Company agrees to sell and issue to each Purchaser a warrant (the "Warrants") in the form attached hereto as Exhibit B-1 for all Purchasers other than Global Equity Arbitrage Master Ltd. and PIPES Corporate Strategies Ltd. (together, the "UBS Investment Entities") and with respect to the UBS Investment Entities only, in the form attached hereto as Exhibit B-2, to purchase the number of Warrant Shares set forth opposite such Purchaser's name on Exhibit A hereto. The purchase price of each Warrant Share shall be $0.001.

               (d) Use of Proceeds. The Company will apply the net proceeds from the sale of the Purchased Shares and the Warrants for general corporate purposes and, without limiting the generality of the foregoing, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company, to repay any loan or other obligation of the Company to any such person or to repurchase or pay a dividend on shares of Common Stock or other securities of the Company, other than any such payment explicitly required or permitted by the terms of this Agreement.

               (e) Arms Length. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby and that each Purchaser has acted separately with respect to this Agreement.

        2. CLOSING. The purchase and sale of the Purchased Shares and the Warrants shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California, at 10:00 a.m. California time, on November 27, 2001, or at such other time and place as the Company and the Purchasers mutually agree upon (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company shall authorize its transfer agent to issue to each Purchaser no later than three (3) days following the Closing, against delivery of payment for the Purchased Shares, one or more stock certificates (the "Certificates") registered in the name of such Purchaser, representing the number of shares set forth opposite such Purchaser's name on Exhibit A hereto, and bearing the legend set forth in Section 4(j) herein. The Company shall deliver to each Purchaser a Warrant to purchase the number of Warrant Shares set forth opposite such Purchaser's name on Exhibit A hereto against delivery of payment for such Warrants. Closing documents may be delivered by facsimile with original signature pages sent by overnight courier. The date of the Closing is referred to herein as the Closing Date.

        3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that the statements in this Section 3 are true and correct, except as set forth in the SEC Documents (as defined below) or in the Disclosure Letter delivered to such Purchaser concurrently herewith:

               (a) Organization Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to (a) carry on its business as presently conducted and (b) enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means collectively a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, (i) the business, operations, financial condition, results of operations, assets or liabilities of the applicable party and its subsidiaries, taken as a whole, (ii) the transactions contemplated hereby, (iii) the Purchased Shares or the Warrant Shares or (iv) the ability of the Company to perform its obligations under this Agreement.


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

               (b) Capitalization. The capitalization of the Company, without giving effect to the transactions contemplated by this Agreement, is as follows. The authorized stock of the Company consists only of (i) 100,000,000 shares of Common Stock, of which 27,599,915 shares were issued and outstanding as of September 30, 2001; (ii) 30,000 shares of Series A Participating Preferred Stock, none of which is issued or outstanding on the date hereof; and (iii) 5,000,000 shares of undesignated Preferred Stock, none of which is issued or outstanding on the date hereof. All such shares of Common Stock have been duly authorized, and all such issued and outstanding shares of Common Stock have been validly issued, are fully paid and nonassessable. No such outstanding shares of Common Stock were issued in violation of any pre-emptive rights, "poison pill" provisions, rights of first offer or refusal, or similar rights.

               As of the date hereof, the Company has reserved: (i) 97,492 shares of Common Stock for issuance upon exercise of options granted or available for grant to employees and consultants of the Company under the Company's 1986 Stock Option Plan; (ii) 5,729,541 shares of Common Stock for issuance upon exercise of awards granted or available for grant to employees, consultants and officers of the Company under the Company's 1995 Long-Term Incentive Plan; (iii) 466,668 shares of Common Stock for issuance upon exercise of options granted to directors of the Company under the Company's 1994 Director Option Plan; (iv) 1,360,563 shares of Common Stock for issuance to employees of the Company under the Company's 1993 Employee Stock Purchase Plan; (v) 8,000,000 shares of Common Stock for issuance upon exercise of options granted or available for grant to employees of the Company under the Company's 1999 Non-Statutory Stock Option Plan; and (vi) 363,428 shares of Common Stock for issuance in connection with the exercise of outstanding warrants. All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are no other equity securities, options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such equity security, option, warrant, call, right, commitment or agreement. The Company does not have any subsidiaries, nor does the Company own any capital stock, assets comprising the business of, obligations of, or any other interest (including any equity or partnership interest) in, or any outstanding loan or advance to or from, any person or entity. The Company has no outstanding debt.

               (c) Due Authorization. All corporate actions on the part of the Company necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the Warrants, and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement and all of the Warrant Shares issuable upon exercise of the Warrants have been taken, and this Agreement constitutes, and the Warrants when executed, will constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (a) as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies and (b) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

               (d) Valid Issuance of Stock.

                   (i) Valid Issuance. The shares of Common Stock to be issued pursuant to this Agreement will be, upon payment therefor by the Purchasers in accordance with this Agreement, duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims and encumbrances, except encumbrances or restrictions arising under federal or state securities laws. The Warrant Shares have been duly and validly authorized and reserved for issuance and, upon issuance, sale and delivery in accordance with the terms of the Warrants, for the consideration provided for therein, will be duly and validly issued, fully paid and non-assessable free and clear of all liens, claims and encumbrances, except encumbrances or restrictions arising under federal or state securities laws.

                   (ii) Compliance with Securities Laws. Subject to the accuracy of the representations made by the Purchasers in Section 4 hereof (and assuming no change in applicable law and no unlawful distribution of Purchased Shares or the Warrants by the Purchasers or other parties), the Purchased Shares, the Warrants and the Warrant Shares will be issued to the Purchasers in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") and (ii) the registration and qualification requirements of all applicable securities laws of the states of the United States. The Company believes that it is eligible to file a registration statement on Form S-3 under the Securities Act and is current in its filings with the SEC under Section 13(a) of the Exchange Act.

               (e) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any federal, state or local governmental authority on the part of the Company is required in connection with the issuance of the Purchased Shares, the Warrants or, as of the date hereof, the Warrant Shares, to the Purchasers, or the consummation of the other transactions contemplated by this Agreement, other than any filing that may be required pursuant to Regulation D promulgated under the Securities Act. Such filings will be made within the time prescribed by law.

               (f) Non-Contravention. The execution, delivery and performance of this Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby (including issuance of the Purchased Shares, the Warrants, and the Warrant Shares), do not (i) contravene or conflict with the Certificate of Incorporation or Bylaws of the Company; (ii) constitute a material violation of any provision of any federal, state, local or foreign law binding upon or applicable to the Company; (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any material contract to which the Company is a party or any material permit, license or similar right relating to the Company or by which the Company may be bound or affected, or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer, or any similar rights (whether pursuant to a "poison pill" provision or otherwise), on the part of holders of the Company's or any such subsidiary's securities.

               (g) Litigation. There is no action, suit, proceeding, claim, arbitration, investigation or inquiry ("Action") pending or, to the Company's knowledge, threatened: (a) against the Company, its activities, properties or assets, or any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company, that is reasonably likely to have a Material Adverse Effect (including, but not limited to, delisting), or (b) that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement (including issuance of the Purchased Shares, the Warrants and the Warrant Shares). The Company is not a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. No Action by the Company is currently pending nor does the Company intend to initiate any Action that is reasonably likely to have a Material Adverse Effect.

               (h) Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, both as amended. The Company has complied in all respects and is in compliance with all applicable statutes, laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over the Company's business or properties, except for any instance of non-compliance that has not had, and would not reasonably be expected to have, a Material Adverse Effect.

               (i)    SEC Documents.

                          (1) Reports. The Company has made available to each
Purchaser prior to the date hereof copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, its quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 and its Proxy Statement for its 2001 Annual Meeting of Stockholders filed by the Company with the Securities and Exchange Commission ("SEC") (the Form 10-K, Forms 10-Q and Proxy Statement are collectively referred to herein as the "SEC Documents"). Each of the SEC Documents, as of the respective date thereof (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company is not a party to any material contract, agreement or other arrangement that was required to have been filed as an exhibit to the SEC Documents that was not so filed. With the exception of any information related to this Agreement and the transactions contemplated thereby, the Company represents that it has not provided any "material nonpublic information" to any Purchaser, as such is defined under applicable law, rule and regulation.

                          (2) Financial Statements. The financial statements of
the Company and the related notes contained in the SEC Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the period therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

                          (3) Listing. The Company's Common Stock is registered
pursuant to Section 12(b) of the Exchange Act, and is listed on the Nasdaq National Market (the "Nasdaq Stock Market"), and, to its knowledge, the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of its Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. The Company has not received any notification that, and has no knowledge that, the SEC or the NASD is contemplating terminating such listing or registration. The issuance of the shares pursuant to the Offering does not require stockholder approval, including, without limitation, pursuant to the Nasdaq Marketplace Rules. The Company will comply with all requirements of the NASD with respect to the issuance of the Shares and the listing thereof on the Nasdaq Stock Market.

               (j) Absence of Certain Changes Since Balance Sheet Date. Since September 30, 2001, the business and operations of the Company have been conducted in the ordinary course consistent with past practice, and there has not been:

                   (i) any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Company or any subsidiary of the Company of any outstanding shares of the Company's capital stock;

                   (ii) any damage, destruction or loss, whether or not covered by insurance, except for such occurrences, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

                   (iii) any waiver by the Company of a valuable right or of a material debt owed to it, except for such waivers, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

                   (iv) any material change or amendment to, or any waiver of any material right under a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes, amendments or waivers that are expressly provided for or disclosed in this Agreement;

                   (v) any change by the Company in its accounting principles, methods or practices or in the manner it keeps its accounting books and records, except any such change required by a change in GAAP or by the Securities and Exchange Commission; or

                   (vi) any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, either individually or collectively, in a Material Adverse Effect.

               (k) Intellectual Property. To the Company's knowledge, the Company owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other information (collectively, "Intellectual Property"), which are necessary to conduct its businesses as currently conducted, except where the failure to currently own or possess would not result, either individually or in the aggregate, in a Material Adverse Effect. To the Company's knowledge, no person is infringing on or violating any of the Company's Intellectual Property. The Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, and to the Company's knowledge, none of the patent rights owned or licensed by the Company are unenforceable or invalid.

               (l) Registration Rights. Except as provided in Section 5 herein, effective upon the Closing, the Company is not currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

               (m) Title to Property and Assets. The Company owns or possesses the necessary rights to all properties, assets, licenses, permits and the like required to operate its business as currently operated. The properties and assets of the Company are owned by the Company free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests that arise in the ordinary course of business and do not in any material respect affect the properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.

               (n) Taxes. The Company has filed all necessary federal, state, and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency which has been or might be asserted or threatened against it.

               (o) Investment Company. The Company is not, and after immediate application of the proceeds of the sale of the Purchased Shares and Warrants will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, or, a company "controlled by" an "investment company" (other than any Purchaser) within the meaning of the Investment Company Act of 1940, as amended.

               (p) Insurance. The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is prudent and adequate for its business (based on the types and amounts maintained by companies of comparable size and engaged in similar businesses), all of which insurance is in full force and effect.

               (q) Issuance of Press Release and Filing of Form 8-K. The Company covenants that it shall issue a press release with respect to this Agreement and the transactions contemplated thereby within one (1) business day following the Closing. Following the Closing, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement, including as exhibits to such Current Report on Form 8-K this Agreement, the form of Warrant and such other exhibits as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               (r) General Solicitation; No Integration. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Purchased Shares and the Warrants. The Company has not, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the shares sold pursuant to this Agreement.

               (s) Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF EACH PURCHASER. Each Purchaser severally hereby represents and warrants to the Company, and agrees that:

               (a) Organization Good Standing and Qualification. The Purchaser has all corporate power and authority required to enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby.

               (b) Authorization. The execution of this Agreement has been duly authorized by all necessary corporate or partnership action on the part of the Purchaser. This Agreement constitutes, and the Warrant when executed, will constitute, the Purchaser's legal, valid and binding obligations, enforceable in accordance with their terms, except (a) as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies and
(b) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

               (c) Litigation. There is no Action pending against the Purchaser that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

               (d) Purchase for Own Account. The Purchased Shares and the Warrants are being acquired for the Purchaser's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares and the Warrants.

               (e) Investment Experience. The Purchaser understands that the purchase of the Purchased Shares and the Warrant involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Purchased Shares and the Warrants and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares and the Warrants and protecting its own interests in connection with this investment.

               (f) Accredited Purchaser Status. The Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

               (g) Reliance Upon Purchaser's Representations. The Purchaser understands that the issuance and sale of the Purchased Shares, the Warrant and the Warrant Shares to it will not be registered under the Securities Act on the ground that such issuance and sale will be exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is based in part on each Purchaser's representations set forth herein.

               (h) Receipt of Information. The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Purchased Shares and the Warrants and the business, properties, prospects and financial condition of the Company and to obtain any additional information.

               (i) Restricted Securities. The Purchaser will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Purchased Shares, the Warrant or the Warrant Shares unless (i) pursuant to an effective registration statement under the Securities Act, (ii) such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a sale, assignment or transfer of the Purchased Shares may be made without registration under the Securities Act, (iii) such Purchased Shares can be sold pursuant to Rule 144 under the Securities Act with such restrictions as provided therein, or (iv) such Securities have been publicly sold pursuant to Rule 144 and such Purchaser has delivered to the Company customary Rule 144 broker's and seller's representation letters. Notwithstanding anything to the contrary contained in this Agreement or the Warrant, the Purchaser may transfer (without restriction and without the need for an opinion of counsel) the Purchased Shares and Warrants Shares to its affiliates provided that such affiliate is an "accredited investor" under Regulation D and such affiliate agrees to be bound by the terms and conditions of this Agreement and the Warrants.

               (j) Legends. The Purchaser agrees that the certificates for the Purchased Shares, the Warrant and the Warrant Shares shall bear the following legend:

                   "The securities represented by this certificate have not been registered under the Securities Act of 1933 or with any state securities commission, and may not be transferred or disposed of by the holder in the absence of a registration statement which is effective under the Securities Act of 1933 and applicable state laws and rules, or, unless, immediately prior to the time set for transfer, such transfer may be effected without violation of the Securities Act of 1933 and other applicable state laws and rules."

        In addition, the Purchaser agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates. Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of Purchased Shares or Warrant Shares is registered pursuant to an effective registration statement and a Purchaser represents in writing to the Company that such Purchased Shares or Warrant Shares have been or are being sold pursuant to such registration statement, (B) such Purchased Shares or Warrant Shares have been publicly sold pursuant to Rule 144 ("Rule 144") and such Purchaser has delivered to the Company customary Rule 144 broker's and seller's representation letters, or (C) such Purchased Shares or Warrant Shares can be publicly sold pursuant to Rule 144(k) under the Securities Act, such Purchased Shares or Warrant Shares, as the case may be, shall be issued without any legend or other restrictive language and, with respect to Purchased Shares or Warrant Shares upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

        5.     REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT.

               (a) Registration Procedures and Expenses. The Company hereby agrees that it shall:

                   (i) subject to receipt of necessary information from the Purchasers, prepare and file with the SEC as soon as practicable and in no event later than thirty (30) days following the Closing, a registration statement on Form S-3 (the "Registration Statement"), to enable the resale of the Purchased Shares and/or Warrant Shares (collectively, the "Registrable Shares") by the Purchasers from time to time on Nasdaq and use all reasonable best efforts to cause such Registration Statement to be declared effective as promptly as possible after filing and, subject to Section 5(b) below, to remain continuously effective until the earlier of the second anniversary of the Closing, or (ii) such time as all Registrable Shares purchased by the Purchasers pursuant to this Agreement or the Warrants, as the case may be, have been sold thereunder or pursuant to Rule 144 under the Securities Act (the "Registration Period"). In the event that Form S-3 is unavailable for such registration, the Company shall use such other form as is available for such a registration; provided, however, that the Company will promptly file a new Registration Statement on Form S-3 covering the resale of the Registrable Shares in the event that such Form becomes available at any time while Registrable Shares are outstanding and have not yet been sold to the public;

                   (ii) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period, subject to Section 5(b) below;

                   (iii) furnish to each Purchaser with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as such Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

                   (iv) file documents required of the Company for normal blue sky clearance in states specified in writing by any Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                   (v) use its reasonable best efforts to cause the Registrable Shares to be listed on Nasdaq in connection with the filing of the Registration Statement under Section 5(a)(i);

                   (vi) use its reasonable best efforts to cause the Registration Statement to be declared effective on or prior to ninety (90) days following the Closing. If a Registration Statement covering all the Registrable Shares and required to be filed by the Company pursuant to this Agreement is not declared effective by the SEC on or before ninety (90) days following the Closing (the "Effective Deadline") for any reason other than by virtue of a breach by the Purchaser of any of its obligations or covenants hereunder then the Company shall pay to each holder of Registrable Shares an amount in cash per share of Common Stock held equal to the product of (i) the aggregate purchase price paid by the Purchaser for the Purchased Shares and (ii) the product of (I)
0.0005 and (II) the number of days after the Effective Deadline that the Registration Statement is not declared effective by the SEC. The payments to which a Purchaser shall be entitled pursuant to this Section 5(a)(vi) are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the last day of each calendar month during which such Registration Delay Payments are incurred;

                   (vii) the Company shall permit a single firm of legal counsel ("Legal Counsel") designated by the holders of at least a majority of the Registrable Shares to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

                   (viii) within three (3) Business Days after a Registration Statement covering Registrable Shares is ordered effective by the SEC, the Company shall deliver, or shall cause its legal counsel to deliver, to the transfer agent for such Registrable Shares (with copies to the Purchasers) confirmation that such Registration Statement has been declared effective by the SEC; and

                   (ix) bear all expenses in connection with the procedures in paragraph (i) through (vii) of this Section 5(a) and the registration of the Registrable Shares pursuant to the Registration Statement except for the fees and expenses, if any, of Legal Counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any.

        It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5(a) that the Purchaser shall furnish to the Company such information regarding itself, the Registrable Shares to be sold by the Purchaser, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Shares.

            (b) Transfer of Registrable Shares After Registration; Suspension.

               (i) Each Purchaser agrees that it will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act except pursuant to the Registration Statement referred to in
Section 5(a) or pursuant to an exemption from the registration requirements under the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement after it is prepared regarding the Purchaser or its plan of distribution to the extent required by applicable law.

               (ii) Subject to paragraph (iv) below, in the event of: (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, (iv) any event or circumstance which in the reasonable good faith judgment of the Company's board of directors necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to each Purchaser (the "Suspension Notice") to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), and, upon receipt of such Suspension Notice, each Purchaser will refrain from selling any Registrable Shares pursuant to the Registration Statement (a "Suspension") until such Purchaser's receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Purchasers. Each Purchaser agrees that the Suspension and Suspension Notice described in this Section 5(b)(ii) shall be held by them in strictest confidence and not be disclosed by such Purchaser unless authorized by the Company in writing, except to the extent publicly known or as required by applicable law.

                   (iii) In addition to any suspension rights under paragraph
(ii) above, and subject to paragraph (iv) below, the Company may, upon the happening of any event, that, in the reasonable good faith judgment of Company's Chief Executive Officer and board of directors, renders it advisable to suspend use of the prospectus for no more than sixty (60) days in the aggregate in any twelve (12) month period of time due to pending corporate developments, public filings with the SEC or similar events, and upon delivery of a Suspension Notice, effect a Suspension until copies of a supplemented or amended prospectus are distributed to the Purchasers or until the Purchasers are advised in writing by the Company that the use of the applicable prospectus may be resumed. Each Purchaser agrees that the Suspension and Suspension Notice described in this
Section 5(b)(iii) shall be held by them in strictest confidence and not be disclosed by such Purchaser unless authorized by the Company in writing, except to the extent publicly known or required by applicable law.

                   (iv) Provided that a Suspension is not then in effect, the Purchasers may sell Registrable Shares under the Registration Statement, provided that the selling Purchaser complies with the prospectus delivery requirements of the Securities Act.

                   (v) In the event of a sale of Registrable Shares by a Purchaser, such Purchaser must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale in the form of Exhibit D, so that ownership of the Registrable Shares may be properly transferred and any restrictive legend properly removed.

                   (vi) For so long as the Company will have a class of securities registered under Section 12(b) or Section 12(g) of the Exchange Act, the Company covenants that it will file, on a timely basis, any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder and keep all such reports and public information current to the extent required by Rule 144 under the Securities Act for a period of five
(5) years after the Closing Date. The Company covenants that it will use its reasonable best efforts to maintain the listing of its Common Stock on the Nasdaq Stock Market at all times relevant to this agreement.

               (c) Indemnification. For the purpose of this Section 5(c), the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5(a) and anything incorporated by reference therein.

                   (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or any failure by the Company to fulfill any undertaking included in the Registration Statement, and will reimburse each Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

                   (ii) Indemnification by the Purchaser. Each Purchaser will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                   (iii) Indemnification Procedure.

                         (1) Promptly after receipt by an indemnified party
under this Section 5(c) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5(c), promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 5(c) or otherwise, to the extent it is not materially prejudiced as a result of such failure.

                         (2) In case any such action is brought against any
indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5(c) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

                             a) the indemnified party shall have employed such
counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action) or

                             b) the indemnifying party shall not have employed
counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section 5(c), the Purchaser shall not be liable for any indemnification obligation under this Agreement in excess of the aggregate amount of net proceeds received by the Purchaser from the sale of the Purchased Shares and Warrant Shares pursuant to the Registration Statement.

                   (iv) Contribution. If the indemnification provided for in this Section 5(c) is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 5(c) in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement.

                      (1) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock and Warrants or

                      (2) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (1) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

        The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Purchased Shares, Warrant and Warrant Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the net amount such Purchaser paid for the Purchased Shares, Warrants and Warrant Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c)(iii), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 5(c)(iii) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 5(c)(iv); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 5(c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 5(c) were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 5(c), no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 5(c) are several and not joint.

               (d) Information Available. So long as the Registration Statement is effective covering the resale of Purchased Shares and Warrant Shares owned by any Purchaser, the Company will furnish or otherwise make available to each
Purchaser:

                   (i) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 90 days after the end of each fiscal year of the Company), one copy of

                       (1) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

                       (2) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K;

                       (3) its quarterly reports on Form 10-Q; and

                       (4) a full copy of the particular Registration Statement covering the Purchased Shares and Warrant Shares (the foregoing, in each case, excluding exhibits);

                   (ii) upon the request of the Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

               (e) Rule 144 Information. For two years after the date of this Agreement, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent required to enable the Purchasers to sell the Purchased Shares and Warrant Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

               (f) No Additional Registration Statements or Sale of Securities. Except in connection with any acquisition transaction, existing registration rights, or as set forth in the Disclosure Letter, the Company covenants that it will not (i) file, or publicly announce, any other registration statements with respect to the sale of any securities of the Company or (ii) offer or sell any other securities of the Company in financing transactions, until such time as the Registration Statement has become effective with respect to the Registrable Shares.

        6. ADVISORY FEE. The Purchasers acknowledge that the Company intends to pay to SG Cowen Securities Corporation ("SG Cowen"), a financial advisor, a fee in respect of the sale of the Purchased Shares and the Warrants. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Purchased Shares and Warrants to the Purchasers. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to SG Cowen or any other person or firm acting on behalf of the Company hereunder.

        7. IRREVOCABLE PROXY. In connection with their purchase of Purchased Shares and Warrants hereunder, each of the UBS Investment Entities shall appoint the directors on the Board of Directors of the Company, and each of them, as the sole and exclusive attorneys of each of the UBS Investment Entities, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that each of the UBS Investment Entities would otherwise be entitled to do so) with respect to (i) in the case of UBS Global Equity Arbitrage Master Ltd., any and all shares of the Company's capital stock beneficially owned by UBS Global Equity Arbitrage Master Ltd. (within the meaning of the Exchange Act) constituting, at the record date set for any vote of stockholders, greater than two percent (2%) of the Company's capital stock outstanding and entitled to vote as of such record date and (ii) in the case of PIPES Corporate Strategies Ltd., any and all shares of the Company's capital stock beneficially owned by PIPES Corporate Strategies Ltd. (within the meaning of the Exchange Act) constituting, at the record date set for any vote of stockholders, greater than two percent (2%) of the Company's capital stock outstanding and entitled to vote as of such record date. Such appointment shall be made pursuant irrevocable proxies in the form attached hereto as Exhibit E.

        8. CONDITIONS TO THE PURCHASER'S OBLIGATIONS AT CLOSING. The obligations of each Purchaser under Sections l and 2 of this Agreement are subject to the fulfillment or waiver by such Purchasers, on or before the Closing, of each of the following conditions:

               (a) Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date of the date hereof and on and as of the date of the Closing, except as set forth in the Disclosure Letter or the SEC Documents, with the same effect as though such representations and warranties had been made as of the Closing.

               (b) Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

               (c) Compliance Certificate. The Company will have delivered to such Purchaser at the Closing a certificate signed on its behalf by its Chief Executive Officer or Chief Financial Officer certifying that the conditions specified in Sections 8(a) and 8(b) hereof have been fulfilled and that the Company has executed Agreements for at least 4,372,107 shares of its Common Stock pursuant to this offering.

               (d) Securities Exemptions. The offer and sale of the Purchased Shares and the Warrants to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

               (e) Opinion of Company Counsel. Such Purchaser will have received an opinion on behalf of the Company, dated as of the date of the Closing, from Wilson, Sonsini, Goodrich & Rosati, counsel to the Company, in the form attached as Exhibit C.

               (f) Nasdaq Requirements. The Company shall have applied for the listing of the Shares and Warrant Shares, in each case, upon Nasdaq Stock Market.

               (g) Warrant. The Company will have issued the Warrants substantially in the form attached to the Agreement as Exhibit B-1 for all Purchasers other than the UBS Investment Entities, and with respect to the UBS Investment Entities only, in the form attached hereto as Exhibit B-2.

               (h) Irrevocable Proxy. With respect to the sale of Purchased Shares and Warrants to the UBS Investment Entities only, each of the UBS Investment Entities shall have executed an Irrevocable Proxy in the form attached as Exhibit E.

               (i) Other Actions. The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by such Purchaser in connection with the transactions contemplated hereby.

        9. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

               (a) Representations and Warranties True. The representations and warranties of such Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

               (b) Performance. Such Purchaser shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

               (c) Securities Exemptions. The offer and sale of the Purchased Shares and the Warrant to such Purchaser pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

               (d) Payment of Purchase Price. Such Purchaser shall have delivered to the Company same day funds in full payment of the purchase price as specified in Section 1(b).

               (e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company will have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

               (f) Other Actions. The Purchasers shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Company in connection with the transactions contemplated hereby.

        10.    MISCELLANEOUS.

               (a) Successors and Assigns. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

               (b) Governing Law. This Agreement will be governed by and construed under the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.

               (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

               (d) Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

               (e) Notices. Any notice required or permitted under this Agreement shall be given in writing, shall be effective when received, and shall in any event be deemed received and effectively given upon personal delivery to the party to be notified or upon receipt if deposited with the United States Post Office, by registered or certified mail, postage prepaid, or one (1) business day after deposit with a nationally recognized courier service such as Federal Express for next business day delivery under circumstances in which such service guarantees next business day delivery, or one (1) business day after facsimile with copy delivered by registered or certified mail, in any case, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as a Purchaser or the Company may designate by giving at least ten (10) days' advance written notice pursuant to this Section 10(e).

               (f) Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Purchased Shares and Warrant Shares (assuming the Warrants are fully exercised) representing at least a majority of the total aggregate number of Purchased Shares and Warrant Shares (assuming the Warrants are fully exercised) then outstanding (excluding any of such shares that have been sold in a transaction in which registration rights are not assigned in accordance with this Agreement or sold to the public pursuant to SEC Rule 144 or otherwise). Any amendment or waiver effected in accordance with this Section 10(f) will be binding upon the Purchasers, the Company and their respective successors and assigns.

               (g) Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

               (h) Entire Agreement. This Agreement, together with all exhibits and schedules hereto and thereto constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

               (i) Further Assurances. From and after the date of this Agreement upon the request of the Company or the Purchasers, the Company and the Purchasers will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

               (j) Meaning of Include and Including. Whenever in this Agreement the word "include" or "including" is used, it shall be deemed to mean "include, without limitation" or "including, without limitation," as the case may be, and the language following "include" or "including" shall not be deemed to set forth an exhaustive list.

               (k) Fees, Costs and Expenses. All fees, costs and expenses (including attorneys' fees and expenses) incurred by any party hereto in connection with the preparation, negotiation and execution of this Agreement and the exhibits and schedules hereto and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party; provided, however, that the Company will pay the Purchasers for expenses reasonably incurred in connection with the transaction contemplated by this Agreement, including the legal fees incurred by a single counsel for each Purchaser, subject to a cap of $7,500 for each Purchaser.

               (l) Rights Plan. Without limiting the generality of Section 10(i), in the event that the acquisition of the Purchased Shares or the Warrant, the acquisition of the Warrant Shares on exercise of the Warrant or the registration of any such shares for resale would cause a "Triggering Event" under the Preferred Shares Rights Agreement dated as of March 31, 1997, between the Company and The First National Bank of Boston (including any successor plan or other plan or mechanism adopted by the Company that has the effect or purpose of discouraging an acquisition of all or any portion of the Company, whether by means of a merger, tender offer, acquisition of assets or stock, or otherwise, the "Rights Plan"), or would trigger or activate any provision of any state or other antitakeover statute, the Company shall take all actions necessary (including action by its Board of Directors) to permit the Purchasers to take such action without causing any such "Triggering Event" or trigger or activation.

               (m) Stock Splits, Dividends and other Similar Events. The provisions of this Agreement (including the number of shares of Common Stock and other securities described herein) shall be appropriately adjusted to reflect any stock split, stock dividend, reorganization or other similar event that may occur with respect to the Company after the date hereof.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                      PROXIM, INC.

                                      By:
                                          --------------------------------

                                      Name:
                                            ------------------------------

                                      Title:
                                            -------------------------------



                      [PURCHASER SIGNATURE PAGES TO FOLLOW]

                                SIGNATURE PAGE TO

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 27, 2001

                                 BY AND BETWEEN

                                  PROXIM, INC.

                        AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers to Proxim, Inc. the Common Stock and Warrant Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                     Number of Shares:  1,093,028

                                     UBS GLOBAL EQUITY ARBITRAGE MASTER LTD.

                                     By: UBS O'Connor L.L.C.


                                     By:
                                        -----------------------------------

                                     Name:
                                          ---------------------------------

                                     Title:
                                           ---------------------------------

                                SIGNATURE PAGE TO

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 27, 2001

                                 BY AND BETWEEN

                                  PROXIM, INC.

                        AND EACH PURCHASER NAMED THEREIN

     The undersigned hereby executes and delivers to Proxim, Inc. the Common Stock and Warrant Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                     Number of Shares:  1,093,028

                                     PIPES CORPORATE STRATEGIES LTD.

                                     By: UBS O'Connor L.L.C.


                                     By:
                                        -----------------------------------

                                     Name:
                                          ---------------------------------

                                     Title:
                                           ---------------------------------

                                SIGNATURE PAGE TO

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                         DATED AS OF NOVEMBER 27, 2001

                                 BY AND BETWEEN

                                  PROXIM, INC.

                        AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers to Proxim, Inc. the Common Stock and Warrant Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                     Number of Shares:  466,358

                                     PEQUOT SCOUT FUND, L.P.

                                     By: Pequot Capital Management, Inc.
                                         Its Investment Manager

                                     By:
                                        -----------------------------------

                                     Name:
                                          ---------------------------------

                                     Title:
                                           ---------------------------------

                                SIGNATURE PAGE TO

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 27, 2001

                                 BY AND BETWEEN

                                  PROXIM, INC.

                        AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers to Proxim, Inc. the Common Stock and Warrant Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                     Number of Shares:  262,326

                                     PEQUOT NAVIGATOR OFFSHORE FUND, INC.

                                     By: Pequot Capital Management, Inc.
                                         Its Investment Advisor

                                     By:
                                        -----------------------------------

                                     Name:
                                          ---------------------------------

                                     Title:
                                           ---------------------------------

                                SIGNATURE PAGE TO

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 27, 2001

                                 BY AND BETWEEN

                                  PROXIM, INC.

                        AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers to Proxim, Inc. the Common Stock and Warrant Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                     Number of Shares:  510,079

                                     RIVERVIEW GROUP L.L.C.


                                     By:
                                        -----------------------------------

                                     Name:
                                          ---------------------------------

                                     Title:
                                           ---------------------------------

                                SIGNATURE PAGE TO

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 27, 2001

                                 BY AND BETWEEN

                                  PROXIM, INC.

                        AND EACH PURCHASER NAMED THEREIN

     The undersigned hereby executes and delivers to Proxim, Inc. the Common Stock and Warrant Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                    Number of Shares:  409,360

                                    CROSSLINK CROSSOVER FUND III, L.P.

                                    By:    Crossover Fund III Management, L.L.C.
                                           Its General Partner

                                    By:
                                       ----------------------------------------
                                       Michael J. Stark, Managing Member

                                SIGNATURE PAGE TO

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 27, 2001

                                 BY AND BETWEEN

                                  PROXIM, INC.

                        AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers to Proxim, Inc. the Common Stock and Warrant Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                    Number of Shares:  27,849

                                    OFFSHORE CROSSLINK CROSSOVER
                                    FUND III, Unit Trust

                                    By:    Crossover Fund III Management, L.L.C.
                                           Its Managing Member

                                    By:
                                       ----------------------------------------
                                       Michael J. Stark, Managing Member

                                SIGNATURE PAGE TO

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 27, 2001

                                 BY AND BETWEEN

                                  PROXIM, INC.

                        AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers to Proxim, Inc. the Common Stock and Warrant Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

                                       Number of Shares:  510,079

                                       SF CAPITAL PARTNERS LTD.

                                       By:
                                          -------------------------------------
                                          Michael A. Roth, Managing Director

                                    Exhibit A

                             Schedule of Purchasers

--------------------------------------------------------------------------------------------------------------------------------
                                        PURCHASED                       WARRANT                  TOTAL          TOTAL
    PURCHASER                           SHARES         AMOUNT            SHARES      AMOUNT      SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY ARBITRAGE             910,857      $7,499,996.54      182,171      $182.18    1,093,028     $7,500,178.72
MASTER LTD.

UBS O'Connor L.L.C.
10 East 50th Street
New York, NY 10022

--------------------------------------------------------------------------------------------------------------------------------

PIPES CORPORATE STRATEGIES LTD.         910,857      $7,499,996.54      182,171      $182.18    1,093,028     $7,500,178.72

UBS O'Connor L.L.C.
10 East 50th Street
New York, NY 10022
--------------------------------------------------------------------------------------------------------------------------------

PEQUOT SCOUT FUND, L.P.                 388,632      $3,199,995.89       77,726      $ 77.73      466,358     $3,200,073.62

Pequot Capital Management, Inc.
Its Investment Manager
500 Nyala Farm Road
Westport, CT 06880
--------------------------------------------------------------------------------------------------------------------------------

PEQUOT NAVIGATOR OFFSHORE FUND, INC.    218,605      $1,799,993.57       43,721      $ 43.73      262,326     $1,800,037.30

Pequot Capital Management, Inc.
Its Investment Advisor
500 Nyala Farm Road
Westport, CT 06880
--------------------------------------------------------------------------------------------------------------------------------

RIVERVIEW GROUP L.L.C.                  425,066      $3,499,993.45       85,013      $ 85.02      510,079     $3,500,078.47

666 Fifth Avenue
New York, NY 10103
--------------------------------------------------------------------------------------------------------------------------------

CROSSLINK CROSSOVER FUND III, L.P.      341,134      $2,808,897.36       68,226      $ 68.23      409,360     $2,808,965.59

Crosslink Capital
Two Embarcadero Center, Ste. 2200
San Francisco, CA 94111
--------------------------------------------------------------------------------------------------------------------------------

OFFSHORE CROSSLINK CROSSOVER             23,208      $  191,094.68        4,641      $  4.65       27,849     $  191,099.33
FUND III, UNIT TRUST

Crosslink Capital
Two Embarcadero Center, Ste. 2200
San Francisco, CA 94111
-------------------------------------------------------------------------------------------------------------------------------

SF CAPITAL PARTNERS LTD.                425,066      $3,499,993.45       85,013     $  85.02      510,079     $3,500,078.47

SF Capital Partners Ltd.
1500 West Market Street, Ste. 200
Mequon, WI 53092
--------------------------------------------------------------------------------------------------------------------------------
                               TOTAL  3,643,425     $29,999,961.48      728,682     $ 728.74    4,372,107    $30,000,690.22
================================================================================================================================


                                   Exhibit B-1

                                 Form of Warrant

                                   Exhibit B-2

                     Form of UBS Investment Entities Warrant

                                    Exhibit C

                              Form of Legal Opinion

                                    Exhibit D

                     Form of Certificate of Subsequent Sale

                                    Exhibit E

                            Form of Irrevocable Proxy